UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K
                           Current Report

                  Commission File Number 1-5109

                     TODD SHIPYARDS CORPORATION
      (Exact name of registrant as specified in its charter)

            DELAWARE                       91-1506719
  (State or other jurisdiction of    (IRS Employer I.D. No.)
  incorporation or  organization)


      1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
  (Street address of principal executive offices - Zip Code)

           Registrant's telephone number: (206) 623-1635

Item 5.  Other Events

On December 17, 1996 the Company issued a press release reporting that the Environmental Protection Agency (the "EPA") has issued its Record of Decision ("ROD") regarding the Shipyard Sediment
Operable Unit (the "Unit") of the Harbor Island Superfund
Site (the "Site") in Seattle, Washington. The Company was named as a potentially responsible party on the Site in 1986.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

  28-1 Press Release dated December 17, 1996.



                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 18, 1996


                              /s/ Michael G. Marsh
                              By:  Michael G. Marsh
                              On Behalf of the Registrant as
                              Secretary and General Counsel